LOAN AGREEMENT

LOAN AGREEMENT, effective as of November 29, 2006, is by and among Bio Solutions Manufacturing, Inc., a New York corporation (the “Company”), and each of the parties set forth on the signature page hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, the Investors have previously purchased notes or other evidences of indebtedness in the aggregate principal amount of Eight Hundred Two Thousand Five Hundred Seventy Eight Dollars and Eight Six Cents ($802,857.86) (together with any note(s) issued in replacement thereof, the “Prior Notes”), as set forth immediately below such Investor’s name on the signature page hereto.

WHEREAS, the Company has requested that one or more of the Investors extend credit in the form of a series of term loans (each a “loan” and collectively, the “Loans”) to be made to the Company from and after the Closing Date (as defined below) from time to time in accordance with the terms hereof in an aggregate principal amount of up to $3,000,000.

WHEREAS, subject to the terms and conditions set forth in this Agreement, including the amendment and restatement of the Prior Notes as described under Section 1.1 below, the Investors are willing to make Loans to the Company, and the Company desires to borrow from the Investors from time to time, up to an aggregate principal amount of $3,000,000, in an amount per each Investor as set forth immediately below such Investor’s name on the signature page hereto.

Certain capitalized terms used in this Agreement shall have the meanings set forth in Article V hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration the receipt and adequacy are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I

ISSUANCE OF NOTES; LOANS

1.1 Amendment and Restatement of Prior Notes. At Closing, the Company will sign and deliver a series of amended and restated convertible promissory notes (the “Amended Notes”) in the form attached hereto as “Exhibit A” to each Investor to amend and restate the Prior Note held by such Investor. The amendment and restatement of the Prior Notes as set forth herein is an express and absolute condition of the Investors’ entering into this Agreement.

1.2 Procedure for Lending.

(a) The Company shall request that Loans be made hereunder by delivering to the Investors a written request for a Loan (each, a “Loan Request”) in the form of Annex A to the Note, at any time and from to time up to the fifth Business Day prior to the Maturity Date. The Company’s initial Loan Request may be made at any time on or after the Closing Date. Subsequent Loan Requests may not be delivered prior to the third Business Day following the making of a Loan hereunder, regardless of the amount of such prior Loan. The amount of a Loan requested in a Loan Request may not be less than $5,000 or greater than $100,000, and the aggregate amount of all Loans made hereunder will not exceed $3,000,000. Delivery of a Loan Request shall constitute a certification by the Company that (a) the representations and warranties contained in the Transaction Documents are true and correct on and as of the date of such Loan Request, as if such representations and warranties were first made on the date thereof, (b) the Company has complied and is in compliance with all of its covenants, agreements and other obligations under the Transaction Documents, and (c) if effective at such time, the Company has no reason to believe that the Conversion Shares Registration Statement (as defined in Section 2.1 (f)) is not effective and available for use by the Investors to resell the Conversion Shares.

(b) The Investors shall have the right, in their sole and absolute discretion, to accept or reject any Loan Request made hereunder for any or no reason; provided, that, the Investors will use their reasonable efforts to indicate whether and to what extent it has decided to accept or reject a Loan Request within two (2) Business Days of its receipt of each such request. An Investor’s decision to reject in whole or in part a Loan Request shall not limit or otherwise affect any obligation of the Company or any other obligor or guarantor under any Transaction Document. A failure to respond shall not be deemed an agreement by the Investors to extend the Loan requested in any Loan Request.

(c) If an Investor shall indicate a willingness to make the Loan requested in a Loan Request, it will deliver to the Company an amended Loan Schedule (attached to the Note as Exhibit B), reflecting the amount of the Loan it has agreed to extend and the aggregate principal amount that would be owing under the Note (after giving effect to such agreed Loan). It shall be a precondition to an Investor’s willingness to make such Loan that the Company attest to such calculations by executing where indicated and returning to the Investor a copy of such amended Loan Schedule. The Investor will consummate an accepted Loan Request by delivering the applicable Loan amount by wire transfer of immediately available funds to an account indicated therefor by the Company. The amounts indicated on the amended Loan Schedule shall become controlling and enforceable upon the Company and the Investor immediately and without further action when the Investor receives receipt of a wire reference number for the amount of the Loan (less any fees for the wire as imposed by the sending and/or receiving institution) to the account indicated therefor by the Company. Accordingly, the principal amount of the Loan outstanding from time to time shall be reflected in the amended Loan Schedule.

1.3 Deliveries of Closing. On or prior to the Closing Date the Company shall deliver or cause to be delivered to the Investors the following:

(a) Duly executed original Amended Notes for each Investor.

(b) A duly executed Pledge Agreement, and all securities and instruments pledged thereunder shall have been duly and validly pledged thereunder to the Investors and certificates representing such shares or such instruments accompanied by instruments of transfer and stock powers endorsed in blank, shall be in the actual possession of the Investors or such other action shall have been taken under applicable laws to perfect the pledge.

(c) A duly executed Security Agreement and IP Security Agreement. In addition each document (including, without limitation, any Uniform Commercial Code financing statements) required under the Security Agreement and IP Security Agreement to be filed, registered or recorded in order to create, in favor of the Investors, a perfected security interest in or Lien upon the Collateral (as defined in such agreements) shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and the Investors shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary, fee, tax or expense relating thereto.

(d) A duly executed original of each other Transaction Document.

(e) An acknowledgment copy of the Transfer Agent Instructions which shall have been duly counter executed by the Company’s transfer agent.

(f) All other documents, instruments and writings required to have been executed and delivered at or prior to the Closing by the Company and its Subsidiaries pursuant to this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors:

(a) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of New York, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no Subsidiaries other than as set forth in Schedule 2.1(a). Each of the Subsidiaries is an entity, duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities (as defined below) or any of the Transaction Documents, (y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company’s ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of(x), (y) or (z), a “Material Adverse Effect”).

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered (or filed, as the case may be) in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective articles of incorporation, by-laws or other charter documents.

(c) Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, no par value (the “Preferred Stock”). As of September 15, 2006, there were 34,395,037 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding. No shares of Common Stock or other securities of the company are entitled to preemptive or similar rights, nor is any holder of the Company’s securities entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as a result of the issuance of the Amended Notes or any Note pursuant to any Loan (collectively, the “Notes”), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as specifically disclosed in the SEC Documents (as defined below) or Schedule 2.1(c), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act) or has the right to acquire by agreement with or by obligation binding upon the Company, in excess of five percent (5%) of the Common Stock.

(d) Issuance of the Notes. The Conversion Shares (as defined below) and the Notes are duly authorized and, the Conversion Shares, when issued and paid for in accordance with the terms hereof and the Notes, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, “Liens”). The Company has on the date hereof and will, at all times while there is any outstanding principal amount and interest due under the Notes, maintain an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the holders of the Notes to enable it to perform its conversion obligations under the Notes. Such number of reserved and available shares of Common Stock is not less than 200% of the number of shares of Common Stock which would be issuable upon conversion in full of the principal amount available for borrowing and interest thereon under the Notes, assuming that the Notes are outstanding for the full term, that such conversion occurred at the Conversion Price (as defined in the Notes) on the date hereof and that the outstanding principal amount due under the Notes is $1,577,500 (such number of shares of Common Stock as contemplated above, the “Initial Minimum”). All such authorized shares of Common Stock shall be duly reserved for issuance to the holders of the Notes. The shares of Common Stock issuable upon conversion of the Notes are collectively referred to herein as the “Conversion Shares.” When issued in accordance with the Notes, the Conversion Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens.

(e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, loan, credit facility, indenture or instrument (evidencing a Company debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect.

(f) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other Federal, state, local or other govern- mental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings contemplated by the Security Agreement and the IP Security Agreement, (ii) the filings required pursuant to Section 3.11 of this Agreement, (iii) the filing with the Securities and Exchange Commission (the “Commission”) of one or more registration statements meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Conversion Shares by the Investors (collectively, the “Conversion Shares Registration Statement”), (iv) applicable Blue Sky filings and (v) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the “Required Approvals”).

(g) Litigation Proceedings. There is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities ( as defined in Section 2(i)) or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

(h) No Default or Violation. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan, or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, in each case of clauses (i), (ii) or (iii) above, except as could not individually or in the aggregate, have or result in a Material Adverse Effect.

(i) Private Offering. Assuming the accuracy of the representations and warranties of the Investors set forth in Sections 2.2(b)-(g), the offer, issuance, and sale of the Notes and the Conversion Shares (collectively, the “Securities”) to the Investors as contemplated hereby are exempt from the registration requirements of the Securities Act. Neither the Company nor any Person acting on its behalf has taken any action that could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act.

(j) SEC Documents; Financial Statements. Except as set forth on Schedule 2.1.(j), the Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the “SEC Documents” and, together with the Schedules to this Agreement, the “Disclosure Materials”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since July 31, 2006, except as specifically disclosed in the SEC Documents, (a) there has been no event, occurrence or development that has or that could result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

(k) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the Securities Act) of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(l) Certain Fees. No fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, or bank with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any Person for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Investors, their employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney’s fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

(m) Solicitation Materials. Neither the Company nor any Person acting on the Company’s behalf has solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

(n) Indebtedness. Schedule 2.1(n) sets forth a complete and accurate list of all indebtedness of the Company or any of its Subsidiaries (other than the indebtedness incurred pursuant to this Agreement and the other Transaction Documents), describes the agreement, note or other instrument evidencing such indebtedness and list the parties thereto, and indicates the principal amount outstanding thereunder, the scheduled maturity thereof and the existence of any Liens in respect thereof. No indebtedness of the Company or any of its Subsidiaries is senior to the Notes in right of payment, whether upon liquidation or dissolution, or otherwise.

(o) Listing and Maintenance Requirements Compliance. Except as set forth in the SEC Documents, the Company has not, in the two (2) years preceding the date hereof, received notice (written or oral) from any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such maintenance requirements.

(p) Intellectual Property Rights. Each of the Company and its Subsidiaries owns, or has the legal right to use pursuant to a valid license in full force and effect or otherwise, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, processes and formulae, whether or not registered or qualified (collectively, the “Intellectual Property Rights”) necessary or material for the conduct of its business as presently conducted and as presently proposed to be conducted, and which the failure to so have would have a Material Adverse Effect. To the best knowledge of the Company all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. No claim has been made or, to the Company’s knowledge, has been threatened or is reasonably likely to be made, that the use by the Company or any of its Subsidiaries of any Intellectual Property Right presently used in the conduct of its business does or may violate or infringe the rights of any other Person, or otherwise contesting the validity, enforceability, use or ownership of any such Intellectual Property Right.

(q) Registration Rights; Rights of Participation. Except as set forth on Schedule 6(b) to the Registration Rights Agreement, the Company has not granted or agreed to grant to any Person any rights (including “piggy-back” registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

(r) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate Federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(s) Ownership of Properties. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them which is material to the business of the Company and its Subsidiaries and good and marketable title in all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting, and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(t) Security Documents.

(i) The Pledge Agreement is effective to create in favor of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when the Collateral is delivered to the Secured Parties (as defined in the Pledge Agreement), the Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Collateral, in each case prior and superior in right to any other Person.

(ii) The Security Agreement is effective to create in favor of the Secured Parties, a legal valid and enforceable security interest in the Collateral (as defined in the Security Agreement ) and, when financing statements in appropriate form are filed in the offices specified on Schedule B to the Security Agreement, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral, in each case prior and superior in right to any other Person other than with respect to Liens expressly permitted by Section 4.2.

(iii) When the IP Security Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, the IP Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in the Collateral (as defined in the IP Security Agreement), in each case prior and superior in right to any other Person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the grantors after the date hereof).

(u) Disclosure. The Company confirms that it has not provided any of the Investors or their agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Investors shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

2.2 Representations and Warranties of the Investors. The Investors hereby represent and warrant to the Company as follows:

(a) Organization; Authority. If the Investor is an entity, such Investor is a corporation, limited liability company, partnership, or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. Each Investor has the requisite power and authority to enter into and perform this Agreement and the other Transaction Documents and to purchase the Securities being sold to it hereunder. The execution, delivery, and performance of this Agreement and the other Transaction Documents by each Investor and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of each Investor or its Board of Directors, stockholders, partners, members, as the case may be, is required. This Agreement has been duly authorized, executed, and delivered by each Investor and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Investors enforceable against the Investors in accordance with the terms thereof.

(b) Investment Intent. Each Investor is acquiring any Securities offered and sold to it hereunder as principal for its own account for investment purposes only and not with a view to or for distributing or reselling the Securities or any part thereof or interest therein, without prejudice, however, to such Investor’s right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of the Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration. By making this representation, the Investors do not represent that they will hold any acquired Securities for any period of time.

(c) Experience of the Investors. The Investors, either alone or together with their respective representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Each Investor is an “accredited investor” as defined in Rule 501 (a) under the Securities Act.

(d) Ability of the Investors to Bear Risk of Investment. Each Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) Financing. The Investors have, and will have from the Closing Date through the Maturity Date, sufficient funds to consummate the loans in the maximum aggregate principal amount contemplated hereby.

(f) Access to Information. Each Investor has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company’s financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of the Investors or their respective or counsel shall modify, amend or affect the Investor’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.

(g) Reliance. Each Investor understands and acknowledges that (i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Investor hereby consents to such reliance. The Company acknowledges and agrees that such Investor does not make nor has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

ARTICLE III

OTHER AGREEMENTS OF THE PARTIES

3.1 Transfer Restrictions.

(a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by an Investor to an Affiliate of an Investor or to one or more funds or managed accounts under common management with such Investor, and any transfer among any such Affiliates or one or more funds or managed accounts, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501 (a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof). Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of such Investor under this Agreement and the Registration Rights Agreement.

(b) Each Investor agrees to the imprinting, so long as is required by this Section 3.1 (b), of the following legend on the Securities:

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXCEPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

The Conversion Shares shall not contain the legend set forth above nor any other legend if the conversion of the principal amount and interest due under the Notes or other issuances of Conversion Shares as contemplated hereby or by the Notes occurs at any time while an Conversion Shares Registration Statement is effective under the Securities Act or, in the event there is not an effective Conversion Shares Registration Statement, at such time, in the opinion of counsel to the Company, such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company’s transfer agent on the day that the Conversion Shares Registration Statement is declared effective by the Commission. The Company agrees that, in the event any Conversion Shares are issued with a legend in accordance with this Section 3.1 (b), it will, within three (3) Trading Days after request therefor by any Investor, provide such Investor with a certificate or certificates representing such Conversion Shares, free from such legend at such time as such legend would not have been required under this Section 3.1 (b) had such issuance occurred on the date of such request. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

3.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Conversion Shares upon conversion of the principal amount and interest due under the Notes in accordance with the terms of the Notes will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue the Conversion Shares upon conversion of the principal amount and interest due under the Notes in accordance with the terms of the Notes is unconditional and absolute, subject to the limitations set forth herein, in the Notes, regardless of the effect of any such dilution.

3.3 Integration. The Company shall not, and shall use its best efforts to ensure that, no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investor.

3.4 Increase in Authorized Shares. If on any date the Company would be, if a notice of conversion under the Notes were to be delivered on such date, precluded from issuing (a) 200% of the number of Conversion Shares as would then be issuable upon a conversion in full of the outstanding principal amount and interest due under the Notes (the “Current Required Minimum”) due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly (and in any case, within thirty (30) Business Days from such date) prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company’s articles of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares as reasonably requested by the Investors in order to provide for such number of authorized and unissued shares of Common Stock to enable the Company to comply with its issuance, conversion exercise and reservation of shares obligations as set forth in this Agreement and the Notes (the sum of (x) the number of shares of Common Stock then outstanding plus all shares of Common Stock issuable upon exercise of all outstanding options, warrants and convertible instruments, and (y) the Current Required Minimum, shall be a reasonable number). In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the 60th day after delivery of the proxy materials relating to such meeting) and (c) within five (5) Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company’s articles of incorporation to evidence such increase.

3.5 Reservation and Listing of Underlying Shares.

(a) The Company shall (i) in the time and mariner required by such other exchange, market, or quotation system on which the Common Stock is then traded, prepare and file with the such securities exchange or market or trading or quotation facility a listing application or other required notice covering a number of shares of Common Stock which is not less than the Initial Minimum, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing thereunder as soon as possible thereafter, and (iii) shall maintain the listing of its Common Stock thereon. If the number of Conversion Shares issuable upon conversion in full of the then outstanding principal amount and interest due under the Notes exceeds 85% of the number of Conversion Shares previously listed on account thereof with such exchanges, market, or trading or quotation facility, then the Company shall take the necessary actions to immediately list a number of Underlying Shares as equals no less than the then Current Required Minimum.

(b) The Company shall maintain a reserve of shares of Common Stock for issuance upon conversion of the outstanding principal amount and interest due under the Notes in accordance with this Agreement and the Notes in such amount as may be required to fulfill its obligations in full under the Transaction Documents, which reserve shall equal no less than the then Current Required Minimum.

3.6 Conversion and Exercise Procedures. The Transfer Agent Instructions and Conversion Notice (as defined in the Notes) set forth the totality of the procedures with respect to the conversion of the of then outstanding principal amount and interest due under the Notes, including the form of legal opinion, if necessary, that shall be rendered to the Company’s transfer agent and such other information and instructions as may be reasonably necessary to enable the Investors to convert the outstanding principal amount and interest due under the Notes.

3.7 Notice of Breaches and Defaults. Each of the Company and the Investors shall give prompt written notice to the other of (i) any breach by it of any representation, warranty or other agreement contained in any Transaction Document, as well as any events or occurrences arising after the date hereof which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained therein to be incorrect or breached as of the Closing Date, and (ii) the occurrence of a Triggering Event under the Notes. However, no disclosure by either party pursuant to this Section shall be deemed to cure any breach of any representation, warranty, or other agreement contained in any Transaction Document or any Triggering Event.

3.8 Conversion and Exercise Obligations of the Company. The Company shall honor conversions of the outstanding principal amount and interest accrued thereon under the Notes and shall deliver the Conversion Shares in accordance with the respective terms, conditions, and time periods set forth in the Notes.

3.9 Right of First Refusal; Subsequent Registrations.

(a) Subject to the provisions of Section 4.9, while the Notes are outstanding the Company shall not, directly or indirectly, without the prior written consent of the Investors, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its or its Affiliates’ equity or equity-equivalent securities including the issuance of any debt or other instrument at any time over the life thereof convertible into or exchangeable for Common Stock, or any other transaction intended to be exempt or not subject to registration under the Securities Act (a “Subsequent Placement”), except (i) the granting of options, warrants, or shares to employees, officers and directors, and the issuance of shares upon exercise of options granted, under any stock incentive plan heretofore or hereinafter duly adopted by the Company, (ii) shares of Common Stock issuable upon exercise of any currently outstanding warrants and upon conversion of any currently outstanding convertible securities of the Company, in each case disclosed in Schedule 2.1(c), (iii) shares of Common Stock issuable upon conversion of the outstanding principal amount and interest due under the Notes in accordance with the Notes, unless (A) the Company delivers to the Investors a written notice (the “Subsequent Placement Notice”) of its intention to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement shall be effected, and attached to which shall be a term sheet or similar document relating thereto and (B) the Investors shall not have notified the Company by 5:00 p.m. (New York City time) on the tenth (10th) Trading Day after its receipt of the Subsequent Placement Notice of its willingness to cause the Investors to provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on the same terms set forth in the Subsequent Placement Notice. If the Investors shall fail to notify the Company of its intention to enter into such negotiations within such time period, the Company may effect the Subsequent Placement substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Placement Notice; provided, that the Company shall provide the Investors with a second Subsequent Placement Notice, and the Investors shall again have the right of first refusal set forth above in this paragraph (a), if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Placement Notice within thirty (30) Trading Days after the date of the initial Subsequent Placement Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Placement Notice.

3.10 Certain Securities Laws Disclosures; Publicity. The Company shall (i) file with the Commission a Current Report on Form 8-K disclosing the transactions contemplated hereby and attaching as exhibits thereto the Transaction Documents within four (4) Business Days after the Closing Date (or, alternatively, provide disclosure of this transaction in an annual report on Form 10-KSB or a quarterly report on Form 10-QSB), and (ii) if required, timely file with the Commission a Form D promulgated under the Securities Act as required under Regulation D promulgated under the Securities Act. The Company and the Investors shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing and except pursuant to the Conversion Shares Registration Statement, the Company shall not publicly disclose the name of the Investors, or include the name of the Investors in any filing with the Commission, or any regulatory agency, trading facility or stock market without the prior written consent of the Investors, except to the extent such disclosure (but not any disclosure as to the Controlling Persons thereof) is required by law, in which case the Company shall provide the Investors with prior notice of such disclosure.

3.11 Transfer of Assets or Intellectual Property Rights. Except in connection with a bona fide licensing arrangement in the ordinary course of the Company’s business, the Company shall not transfer, sell or otherwise dispose of any assets, including the Intellectual Property Rights, or allow any of the Intellectual Property Rights to become subject to any Liens, or fail to renew such Intellectual Property Rights (if renewable and it would otherwise lapse if not renewed), without the prior written consent of the Investors.

3.12 Use of Proceeds. The Company shall use the net proceeds from any Loans made hereunder to complete products to meet sales demands and for working capital and general corporate purposes only and not for the satisfaction of any Company debt (which, for such purposes, shall include accounts payable) without the prior written consent of the Investors.

3.13 Reimbursement. If any Investor, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, in connection with or as a result of the consummation of the transactions contemplated by Transaction Documents, the Company will reimburse such Investor for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which any Investor is a named party, the Company will pay such Investor the charges, as reasonably determined by such Investor, for the time of any officers or employees of such Investor devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearings, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of any Investor who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and Controlling Persons (if any), as the case may be, of such Investor and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, such Investor and any such Affiliate and any such Person. The Company also agrees that neither the Investors nor any such Affiliates, partners, directors, agents, employees or Controlling Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the Investors or entity in connection with the transactions contemplated by this Agreement.

ARTICLE IV
NEGATIVE COVENANTS

The Company covenants and agrees that from and after the Closing Date and so long as any amount may be borrowed hereunder or remains unpaid (including interest thereon) on account of any Notes or Loans, or the Company shall have any other obligation remaining hereunder or pursuant hereto, the Company shall not, and shall not permit its Subsidiaries to, without the prior written consent of the Investors in each instance:

4.1 Indebtedness. Incur, create, assume, guarantee or suffer to exist, or become or remain liable, directly or indirectly, for or on account of any Indebtedness, except:

(a) Indebtedness under the Transaction Documents;

(b) Existing Indebtedness as set forth on Schedule 2.1(a) (including any extensions or renewals thereof, provided there is no increase in the principal amount thereof or other significant change in the terms thereof);

(c) Subordinated Debt in an aggregate principal amount which does not exceed $100,000; provided, that it shall be a precondition of the Investors’ consent to such debt that the Company and the lender thereunder agree to make the repayment of such debt subject to subordination provisions including, without limitation, stand-still provisions, acceptable to the Investors in their sole discretion; and

(d) Indebtedness evidence by Capital Lease Obligations, so long as the aggregate principal amount of all such Indebtedness outstanding under this paragraph (c) does not exceed $50,000.

4.2 Liens. Create, incur, assume or suffer to exist any Lien on any property or assets (including, without limitation, the Collateral and including stock or other securities of any Person, including any Subsidiary), tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except:

(a) Liens on property or assets of the Company and its Subsidiaries existing on the date hereof and set forth in Schedule 4.2(a); provided that such Liens shall secure only those obligations which they secure on the date hereof;

(b) any Lien created under the Transaction Documents;

(c) Liens for taxes not yet due or which are being contested in good faith for which adequate reserves have been established;

(d) carriers’, warehousemen’s, mechanic’s, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or which are being contested in good faith for which adequate reserves have been established;

(e) pledges and deposits made in the ordinary course of business in compliance with workmen’s compensation, unemployment insurance and other social security laws or regulations;

(f) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; and

(g) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the- property subject thereto or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries.

4.3 Guaranties. Directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for Guaranties of Indebtedness of the Company permitted hereunder.

4.4 Loans and Investments. Make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other investment or interest in, or make any capital contribution to, any other Person, or agree, become or remain liable to do any of the foregoing, except:

(i) trade credit extended on usual and customary terms in the ordinary course of business; and

(ii) Permitted Investments.

4.5 Liquidations, Mergers Consolidations, Acquisitions. Dissolve, liquidate or wind- up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person, provided, that:

(i) any Subsidiary may consolidate or merge into another Subsidiary or the Company, and

(ii) the Company or any of its Subsidiaries may acquire, whether by purchase or by merger, (A) all of the ownership interests of another Person or (B) substantially all of assets of another Person or of a business or division of another Person, provided that the Investors have given prior written consent.

4.6 Dispositions of Assets or Subsidiaries. Sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of the Company), except:

(i) transactions involving the sale of inventory in the ordinary course of business and for usual and ordinary prices;

(ii) any sale, transfer or lease of assets by any wholly owned Subsidiary to the Company or another Subsidiary;

(iii) any sale, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets acquired or leased, provided such substitute assets are subject to the Investors’ Prior Security Interest; or

(iv) any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (i) through (iv) above, the fair market value of which does not exceed $50,000 in the aggregate during the term o f this Agreement.

4.7 Subsidiaries; Partnerships and Joint Ventures. Own or create, directly or indirectly, any Subsidiaries other than (i) any Subsidiary which has joined this Agreement as Guarantor on the Closing Date; and (ii) any Subsidiary formed after the Closing Date which joins this Agreement as a Guarantor, provided that the Investors shall have consented to such formation and joinder and that such Subsidiary and the Company and its Subsidiaries, as applicable, shall grant and cause to be perfected first priority Liens to the Investors in the assets held by, and stock of or other ownership interests in, such Subsidiary. Each of the Company and its Subsidiaries shall not become or agree to become (1) a general or limited partner in any general or limited partnership, except that the Company and its Subsidiaries may be general or limited partners in other Loan parties, (2) a member or manager of, or hold a limited liability company interest in, a limited liability company, except that the Company and its Subsidiaries may be members or managers of, or hold limited liability company interests in, other Loan parties, or (3) a joint venturer or hold a joint venture interest in any joint venture.

4.8 Issuance of Stock. Issue any additional shares of its capital stock or any options, warrants or other rights in respect thereof.

4.9 Changes in Organizational Documents. Amend in any respect its articles of incorporation (including any provisions or resolutions relating to capital stock), by-laws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents without providing at least thirty (30) calendar days’ prior written notice to the Investors and, in the event such change would be adverse to the Investors as determined by the Investors in their sole discretion, obtaining the prior written consent of the Investors.

4.10 Leases. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any obligation as lessee for the rental or hire of any real or personal property, except: (i) leases (inclusive of capital leases and operating leases) existing on the date of this Agreement and any extensions or renewals thereof; (ii) leases (other than capital leases) which do not in the aggregate require the Company and its Subsidiaries, on a consolidated basis, to make payments (including taxes, insurance, maintenance and similar expenses required under the terms of any lease) in any fiscal year of the Company in excess of $50,000, and (iii) capital leases permitted by Section 4.1.

4.11 Affiliates. Enter into or permit any Subsidiary to enter into any transaction (including without limitation, the purchase, sale or exchange of securities or other property or the rendering of any service) with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of its business upon fair and reasonable terms no less favorable to it as it would obtain in an arm’s length transaction with a Person not an Affiliate.

4.12 Use, Operation, etc. of Collateral. Use, service, repair, operate or locate (or cause to be used, serviced, repaired or operated) any of the Collateral in violation of any law, rule, regulation, order, or ordinance of any Person having jurisdiction of the Collateral.

4.13 Use of Proceeds. Use the proceeds of the Loans for any purpose other than as set forth in Section 2.l(v).

4.14 Nature of Business. Make any material change in the nature or scope of the Company’s or any of its Subsidiaries’ businesses, including, without limitation, material changes in accounting policies and practices and changes in the fiscal year of any of such parties.

ARTICLE V
DEFINITIONS

“Affiliate” shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Business Day” shall mean any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City.

“Capital Lease Obligations” of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

“Closing Date” shall mean the date of this Agreement.

“Common Stock” shall mean the shares of common stock, $0.001 par value, of the Company, or such securities that such stock shall hereafter be reclassified into.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and “Controlling” and “Controlled” shall have meanings correlative thereto.

“Default” shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Guarantee” of or by any Person shall mean any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term Guarantee shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

“Indebtedness” of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements and (j) all obligations of such Person as an account party in respect of letters of credit and bankers’ acceptances. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner.

“IP Security Agreement” shall mean the Intellectual Property Security Agreement, in the form of Exhibit C, between the Company and the Investors for the benefit of the Investors.

“Note” shall mean the Secured Convertible Promissory Note, in the form of Exhibit A, made by the Company in favor of the Investors evidencing the Loans made hereunder.

“Permitted Investments” shall mean:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within three (3) months from the date of acquisition thereof;

(b) investments in commercial paper maturing within 90 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor’s Corporation or from Moody’s Investors Service, Inc.; and

(c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within three (3) months from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000.

“Person” shall mean any natural person, corporation, business trust, joint venture, association, company, partnership or other business entity or government, or any agency or political subdivision thereof.

“Registration Rights Agreement” shall mean the Registration Rights Agreement, in the form of Exhibit F, between the Company and the Investors.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Security Agreement” shall mean the Security Agreement, in the form of Exhibit B, between the Company, the Subsidiaries, and the Investors for the benefit of the Investors.

“Stock Pledge Agreement” shall mean the Pledge Agreement, in the form of Exhibit D, between the Company and the Investors.

“subsidiary” shall mean, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, Controlled or held, or (b) which is, at the time any determination is made, otherwise Controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” shall mean any subsidiary of the Company.

“Subsidiary Guaranty” shall mean a Subsidiary Guaranty, in the form of Exhibit E, made by the Subsidiary Guarantors in favor and for the benefit of the Investors.

“Subsidiary Guarantor” shall mean each Subsidiary listed on Schedule 2.1(a), and each other Subsidiary that is or becomes a party to the Subsidiary Guaranty in accordance therewith.

“Trading Day” shall have the meaning ascribed to it in Section 16 of the Note.

“Transaction Documents” shall mean this Agreement, the Notes, the Registration Rights Agreement, the Security Agreement, the IP Security Agreement, the Pledge Agreement, the Subsidiary Guaranty, and the Transfer Agent Instructions.

“Transfer Agent Instructions” shall mean the irrevocable transfer agent instructions, in the form of Exhibit G, delivered to and acknowledged by the Company’s transfer agent.

ARTICLE VI
MISCELLANEOUS

6.1 Fees and Expenses. At the Closing, the Company shall reimburse the Investors for all of their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.

6.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, and the Transfer Agent Instructions and other ancillary documents set forth in this Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Bio Solutions Manufacturing, Inc.
4440 Arville Street # 6
Las Vegas, NV 89103
Facsimile No.: (702) 222-9126
Attn: Secretary

If to the Investors: At the address set forth opposite their name on the signature page or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investors, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such fight accruing to it thereafter.

6.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. This provision shall not limit the Investors’ right to transfer securities or transfer or assign rights under the Registration Rights Agreement.

6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

6.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and conversion of the principal amount and interest due under the Notes.

6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

6.11 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investors will be entitled to specific performance of the obligations of the Company under the Transaction Documents. The Company and the Investors agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

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BIO SOLUTIONS MANUFACTURING, INC

By: /s/ David S. Bennett
Name: David S. Bennett
Title: President

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INVESTORS:

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